APPROPRIATED RESERVES (Tables)	12 Months Ended
Dec. 31, 2023
APPROPRIATED RESERVES
Schedule of appropriated retained earnings

As of December 31, 2023 and 2022, the appropriated retained earnings consist of the following:

Concept	December 31, 2023	December 31, 2022
In millions of COP
Appropriation of net income(1)(2)	12,794,057	12,768,264
Others(3)	7,250,712	3,162,401
Total Appropiated reserves	20,044,769	15,930,665
(1)	The legal reserve fulfills two objetives: to increase and maintain the company's capital and to absorb economic losses. Based on the aforementioned, this amount shall not be distributed in dividends to the stockholders.
(2)	As of December 31, 2023 and December 31, 2022 includes reclassification of unclaimed dividends under Article 85 of the Bancolombia S.A Bylaws for COP 557 and COP 574, respectively.
(3)	At Bancolombia S.A, the creation of an occasional reserve for equity strengthening and future growth continues, which was approved at the General Shareholders Meeting.